SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 000-050469



                        Date of Report: February 22, 2005





                              VERIDIUM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                           59-3764931
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)


1 Jasper  Street, Paterson, New Jersey                              07522
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(Address of principal executive offices)                            (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)









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Item 5.02       Appointment of Principal Officer

On February 21, 2005 Veridium's Board of Directors appointed Michael Desrosiers to serve as Veridium's Vice President of Finance and Acting Chief Financial Officer.

Mr. Desrosiers has over 15 years of financial experience in the precious metals and non-precious metals sectors. The majority of his career was spent performing a variety of financial functions with the Cookson Group PLC. Notably, during his tenure at Sterngold Dental LLC, Mr. Desrosiers played a central role in the acquisition and integration of a number of companies. Mr. Desrosiers holds a B.S. and an MBA in accounting.

Item 9.01       Financial Statements and Exhibits

Exhibits:

99.1     Press Release dated February 22, 2005



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



VERIDIUM CORPORATION



               /S/      James Green
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By:                     JAMES GREEN
                        President and Chief Executive Officer
Date:                   February 22, 2005